Exhibit 10.8

                           MEMORANDUM OF UNDERSTANDING


         This MEMORANDUM OF UNDERSTANDING (the "MOU"), dated as of July 31st, 2003, by and between PINETREE (BARBADOS), INC., a corporation formed under the laws of Barbados ("Pinetree") and SOLOMON TECHNOLOGIES, INC., a Delaware corporation ("Solomon") and TOWN CREEK INDUSTRIES, INC., a Maryland corporation and a wholly owned subsidiary of Solomon Technologies, Inc. ("TCI").

                                   WITNESSETH:

         WHEREAS, Pinetree issued that certain Unsecured Convertible Promissory Note to Solomon, dated January 19, 2001, (together with all amendments, modifications, addenda and supplements, the "January 19 Note"), and Solomon was originally required to pay all monies due and payable under the January 19 Note on January 18, 2002; and


         WHEREAS, Pinetree issued that certain Unsecured Convertible Promissory Note to Solomon, dated June 18, 2001 (together with all amendments, modifications, addenda and supplements, the "June 18 Note"), and Solomon was originally required to pay all monies due and payable under the June 18 Note on January 18, 2002 (the June 18 Note and January 19 Note shall be collectively referred to as the "Notes"); and

         WHEREAS, on January 19, 2001, Solomon executed that certain Undertaking and Agreement, requiring Solomon to make certain representations and warranties, as well as satisfy certain future conditions and covenants, as further consideration for the Notes; and

         WHEREAS, on January 30, 2002, Pinetree and Solomon entered into that certain Convertible Promissory Note Extension, extending the due date of the January 19 Note to March 31, 2002 (the "Maturity Date"); and

         WHEREAS, pursuant to the Notes, Solomon was required to repay Pinetree, on or before the Maturity Date, the outstanding principal and interest, plus accrued costs and fees (the "Obligations"); and

         WHEREAS, as of the date of this Agreement, Solomon has failed to repay all monies due under the Notes; and

         WHEREAS, Pinetree, on December 20, 2002, filed suit in the United States District Court for the District of Maryland in a case styled Pinetree (Barbados) Inc. v. Solomon Technologies, Inc., Civil Case No. 8:02-cv-04141, seeking repayment of costs, interest and principal due under the Notes (the "Lawsuit"); and

         WHEREAS, Solomon has requested that Pinetree dismiss the Lawsuit and waive any and

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all defaults, including monetary defaults, currently existing under the Notes in return for Solomon entering into the Secured Convertible Promissory Note, the form of which is attached hereto as Attachment 1.1 (the "Secured Note") and the Convertible Note Security Agreement, the form of which is attached hereto as Attachment 2.1 (the "Security Agreement"), as well as TCI executing a Security Agreement, the form of which is attached hereto as Attachment 2.2 (the "TCI Security Agreement"), providing a security interest in all of TCI's Collateral, as that term is defined in the TCI Security Agreement (the Secured Note, Security Agreement and TCI Security Agreement, together with this MOU, shall hereinafter be referred to as the "Settlement Documents", and the Secured Note and Security Agreement, together with this MOU, shall hereinafter be referred to as the "STI Settlement Documents"); and

         WHEREAS, subject to Solomon executing the Secured Note and the Security Agreement, in addition to this MOU, and TCI executing the TCI Security Agreement, Pinetree is willing to dismiss the Lawsuit, with prejudice, as well as waive all existing defaults; and

         WHEREAS, Solomon and TCI have agreed to release Pinetree, Pinetree Capital Corp., Genevest, Inc., and their officers and agents from any and all legal actions and causes of action that Solomon and TCI claims to have, arising from Pinetree's dealings with Solomon; and

         WHEREAS, subject to Pinetree executing this MOU, Solomon is willing to do so.

         NOW THEREFORE, in consideration of the premises, and of the mutual promises and undertakings of the parties, all as set forth herein, and with the intention of being legally bound hereby, the parties hereto agree as follows:

SECTION 1.        THE SECURED PROMISSORY NOTE

1.1. No later than five (5) business days after this MOU has been fully executed (the "Effective Date"), Solomon shall execute the Secured Note in a form substantially similar to the document attached hereto as Attachment 1.1, which Secured Note replaces the Notes and includes the full amount of the outstanding Obligations owed to Pinetree under the Notes, incorporating Pinetree's attorney's fees and other costs incurred in commencing the Lawsuit as well as drafting the Settlement Documents. Consequently, upon the issuance of the Secured Note, the Notes shall be null and void and of no further effect, and Pinetree shall promptly return the signed originals to Solomon, or if the original Notes cannot be found, an affidavit of a Pinetree officer attesting to the loss or destruction of the Notes and acknowledging the invalidity of the Notes.

SECTION 2.        THE CONVERTIBLE NOTE SECURITY AGREEMENTS

2.1. No later than five (5) business days after the Effective Date, Solomon shall execute the Security Agreement, in a form substantially similar to the document attached hereto as Attachment 2.1, which Security Agreement is intended to grant an immediate security interest in all of its property to Pinetree, with the exception of the Solomon Marine Applications, as defined in the Security Agreement, until the Secured Note is fully satisfied.

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2.2. No later than five (5) business days after the Effective Date, TCI shall execute the TCI Security Agreement, in a form substantially similar to the document attached hereto as Attachment 2.2, which Security Agreement is intended to grant an immediate security interest in all of its property to Pinetree, with the exception of the TCI Marine Applications, as defined in the TCI Security Agreement, until the Secured Note is fully satisfied.

2.3. Nothing in the Security Agreement, the TCI Security Agreement or other Settlement Documents shall be construed to prevent Solomon or TCI from continuing to carry on its business in the ordinary course, except in the Event of Default, as defined in the Settlement Documents.

2.4. Solomon has informed Pinetree that it may pursue its rights against Toyota of America, Inc. and its affiliates, distributors and/or related parties ("Toyota") due to Toyota's alleged infringement on one or more patents, including (without limitation) in the design, manufacturing, distribution, sale and lease of the Prius, an electric/gasoline powered hybrid automobile (the "Toyota Lawsuit"). Although Solomon agrees and consents that Pinetree shall have a lien on all assets, accounts and monies owned by Solomon, including any net proceeds from the Toyota Lawsuit, and without limiting the generality of Section 2.3, Pinetree hereby consents to Solomon's payment of a contingency fee arrangement with legal counsel engaged in the Toyota Lawsuit of no more than 33.3% plus costs and expenses, from the net proceeds of the Toyota Lawsuit (the "Contingency Fee"). Solomon agrees and consents that Solomon shall use all proceeds of the Toyota Lawsuit in excess of the Contingency Fee to pay down the Secured Note, up to and including the amount of the outstanding Obligations.

SECTION 3.        REPRESENTATIONS AND WARRANTIES

3.1. Solomon warrants and represents to Pinetree that:

         a. Organization and Qualification. Solomon is duly organized and is a validly existing corporation under the laws of the state of Delaware, with full power and authority to own its properties and to transact its business as now transacted. Solomon is qualified to transact business in each jurisdiction where the ownership of its properties or the transaction of its business requires such qualification. An original Certificate of Good Standing from the Secretary of State of Delaware is attached hereto as Attachment 3.1(a).

         b. Authorization. The execution and delivery by Solomon of this MOU and the STI Settlement Documents and the performance by Solomon of the transactions herein contemplated (i) are and will be within its respective powers, (ii) has been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Solomon is a party or by which the property of Solomon is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Solomon, other than the liens created by the Security Agreement and the TCI Security Agreement. An original resolution or informal action of Solomon's Board of Directors recognizing the outstanding indebtedness owed under the Secured Note and approving the execution and delivery of this MOU, as well as the STI Settlement Documents, is attached hereto as Attachment 3.1(b).

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         c. Valid, Binding and Enforceable. This MOU and any assignment or other instrument, document or agreement executed and delivered by Solomon in connection herewith, will be valid, binding and enforceable in accordance with their respective terms, except to the extent that the taxes disclosed in
Schedule 3.1(f) take priority.

         d. Litigation. Except for the Lawsuit and as set forth in Schedule 3.1(d), attached hereto and made a part hereof, there is no pending or threatened proceeding by or before any court or governmental agency against or affecting Solomon which, if adversely decided would have a material adverse effect on the business, operations or financial condition of Solomon or on the ability of Solomon to perform its obligations under this MOU or the other STI Settlement Documents.

         e. Title to Property. Solomon represents and warrants that it has good and proper title to all property owned by it, and all property pledged as Collateral in the STI Security Agreement, including the intellectual property listed in the attached Schedule 3.1(e).

         f. Taxes. Except as set forth in Schedule 3.1(f), all tax returns required to be filed by Solomon have been properly prepared, executed and filed. Except as set forth in Schedule 3.1(f), all taxes, assessments, fees and other governmental charges upon Solomon in connection with any of its properties, incomes, sales or franchises which are due and payable have been paid.

         g. Financial Accounting Practice. Each financial statement submitted by Solomon shall fairly present the financial condition and the results of Solomon's business operation in all material respects as of the dates and for the periods set forth therein, and any audited financial statement submitted by Solomon to Pinetree shall be prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"), subject to the auditor's report issued thereon. Upon Pinetree's request, Solomon shall, at Pinetree's expense, no more than once in any twelve (12) month period, consent to Pinetree engaging an accounting firm to prepare audited financial statements of Solomon's business operation.

         h. Power To Carry On Business. Solomon has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as presently planned to be conducted.

         i. Compliance with Laws. Except with respect to the taxes disclosed in
Schedule 3.1(f), Solomon is not in violation of any law, except for violations which in the aggregate do not have a material adverse effect on its business, operations or financial condition.

3.2. TCI warrants and represents to Pinetree that:

         a. Organization and Qualification. TCI is duly organized and is a validly existing corporation under the laws of the state of Maryland, with full

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power and authority to own its properties and to transact its business as now transacted. TCI is qualified to transact business in each jurisdiction where the ownership of its properties or the transaction of its business requires such qualification. An original Certificate of Good Standing from the Maryland State Department of Assessment and Taxations is attached hereto as Attachment 3.2(a).

         b. Authorization. The execution and delivery by TCI of this MOU and the TCI Security Agreement and the performance by TCI of the transactions herein contemplated (i) are and will be within its respective powers, (ii) has been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which TCI is a party or by which the property of TCI is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of TCI, other than the lien created by the TCI Security Agreement. An original resolution or informal action of TCI's Board of Directors acknowledging and consenting to bind TCI to the terms and obligations of TCI, as stated in this MOU and the TCI Security Agreement, is attached hereto as Attachment 3.2(b).

         c. Valid, Binding and Enforceable. This MOU and any assignment or other instrument, document or agreement executed and delivered by TCI in connection herewith, will be valid, binding and enforceable in accordance with their respective terms.

         d. Litigation. Except as set forth in Schedule 3.2(d), attached hereto and made a part hereof, there is no pending or threatened proceeding by or before any court or governmental agency against or affecting TCI which, if adversely decided would have a material adverse effect on the business, operations or financial condition of TCI or on the ability of TCI to perform its obligations under this MOU or the TCI Security Agreement.

         e. Title to Property. TCI represents and warrants that it has good and proper title to all property owned by it, and all property pledged as Collateral in the TCI Security Agreement, including the intellectual property listed in the attached Schedule 3.2(e).

         f. Taxes. Except as set forth in Schedule 3.2(f), all tax returns required to be filed by TCI have been properly prepared, executed and filed. Except as set forth in Schedule 3.2(f), all taxes, assessments, fees and other governmental charges upon TCI or upon TCI in connection with of its properties, incomes, sales or franchises which are due and payable have been paid.

         g. Financial Accounting Practice. Each financial statement submitted by TCI shall fairly present the financial condition and the results of TCI's business operation in all material respects as of the dates and for the periods set forth therein, and any audited financial statement submitted by TCI to Pinetree shall be prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"), subject to the auditor's report issued thereon. Upon Pinetree's request, TCI shall, at Pinetree's expense, no more than once in any twelve (12) month period, consent to Pinetree engaging an accounting firm to prepare audited financial statements of TCI's business operation.

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         h. Power To Carry On Business. TCI has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as presently planned to be conducted.

         i. Compliance with Laws. Except with respect to the taxes disclosed in
Schedule 3.2(f), TCI is not in violation of any law, except for violations which in the aggregate do not have a material adverse effect on its business, operations or financial condition.

3.3. Pinetree warrants and represents that:

         a. Organization and Qualification. Pinetree is a duly organized and is a validly existing corporation under the laws of Barbados, with full power and authority to own its properties and to transact its business as now transacted. Pinetree is qualified to transact business in each jurisdiction where the ownership of its properties or the transaction of its business requires such qualification.

         b. Authorization. The execution and delivery by Pinetree of this MOU and the Settlement Documents and the performance by Pinetree of the transactions herein contemplated (i) are and will be within its respective powers, (ii) has been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Pinetree is a party or by which the property of Pinetree is bound, or be in conflict with, result in a material breach of or constitute (with due notice and/or lapse of time) a material default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Pinetree. An original resolution or informal action of Pinetree's Board of Directors approving the execution and delivery of this MOU, as well as the Settlement Documents, is attached hereto as Attachment 3.3(b).

         c. Valid, Binding and Enforceable. This Agreement and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms.

         d. Attorneys' Fees. Attached hereto as Attachment 3.3(d) is a true and complete copy of all invoices, redacted to withhold attorney client communications, submitted to Pinetree or its affiliate, by Pinetree's attorneys in connection with commencing the Lawsuit and drafting the Settlement Documents.

SECTION 4.        COVENANTS

4.1. Solomon covenants that on and after the date of execution of this MOU and until the Obligations are indefeasibly paid and satisfied in full that, except as expressly modified hereby, Solomon, its successors and assigns, shall continue to observe and maintain compliance with all covenants, representations and warranties expressly set forth in this MOU and the STI Settlement Documents. The covenants of Solomon in this Section 4 deal with (a) actions which Solomon has agreed to take, (b) certain obligations which Solomon has agreed to assume, and (c) certain events that may transpire, from the date of execution of this MOU and until full satisfaction of the Obligations.

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4.2. Solomon hereby covenants and agrees, in consideration for the accommodations contained herein, as follows:

         a. Solomon will provide copies of the following to Pinetree promptly after receipt thereof by Solomon: (i) written offers to purchase any type or class of Solomon's stock; (ii) written commitment letters for financing and investment in Solomon or any of Solomon's subsidiary entities, and (iii) copies of Solomon's written response to each such offer to purchase Solomon stock, or commitment letter for financing and investment, including proposed revisions, substitutes or counteroffers, promptly upon Solomon giving such response. Prior to providing such copies, Solomon shall be permitted to redact the names and addresses of the parties and correspondents, and Pinetree agrees to treat as confidential the information included in such copies in accordance with terms and conditions of the Non-Disclosure Agreement attached hereto as Attachment 4.2(a), which Solomon and Pinetree shall execute no later than five (5) business days after the Effective Date.

         b. Unless Solomon is then a publicly listed company, Solomon shall disclose to Pinetree the material terms, including the identity of any new investor (except the identity of investors, if any, who impose disclosure restrictions on Solomon), of the purchase and issuance of any type or class of Solomon's stock within fifteen (15) business days following the closing of any such purchase or issuance. Pinetree agrees to treat as confidential such terms and names in accordance with the terms and conditions of the Non-Disclosure Agreement, a form of which is attached hereto as Attachment 4.2(a).

         c. Solomon will provide Pinetree with copies of any and all mailings, notices, distributions or any other documents provided by Solomon to all of Solomon's shareholders, relating to Solomon's or TCI's business, including, but not limited to, notices of annual meetings and any and all communication from any member of management, or any member of Solomon's Board of Directors, intended to be disseminated to Solomon's shareholders.

         d. Solomon hereby covenants and agrees in consideration of the accommodations contained herein, that Solomon shall not, directly or indirectly, at any time, disparage or defame the commercial, business or financial reputation of Pinetree, Pinetree Capital Corp., Pinetree's investee companies, subsidiaries or affiliates, or Pinetree and Pinetree Capital Corp.'s officers, directors or agents, in any form or medium.

4.3. Further Assurances. Solomon hereby agrees to take all such actions and to execute and/or deliver to Pinetree all such documents, assignments, financing statements and other documents, as Pinetree may reasonably require from time to time, to effectuate and implement the purposes of this Agreement.

4.4. Financial Statements. Solomon shall keep proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and Solomon's business, in accordance with section 3.1(g) of this MOU, and Solomon shall furnish or cause to be furnished to
Pinetree: (i) within seventy five (75) days after the Effective Date, a copy of its compiled, unaudited financial statements (including balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders' equity) for the year ending December 31, 2002, or its audited

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financial statements, if any exist; (ii) within forty five (45) days after the end of each fiscal quarter while any Obligations remain outstanding, quarterly unaudited consolidated and consolidating financial statements (including balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders' equity), all in reasonable detail, fairly presenting Solomon's consolidated financial position and the results of its operations as of and for such quarter; (iii) within ninety (90) days after the end of each calendar year while any Obligations remain outstanding, Solomon shall provide consolidated and consolidating financial statements (including balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting Solomon's consolidated financial position and the results of its operations as of the end of and for such calendar year, or its consolidated audited financial statements, if any exist; and (iv) within forty five (45) days after filing, copies of annual federal tax returns filed on behalf of Solomon and subsidiaries of Solomon, including, but not limited to, TCI.

4.5. Maintenance of Existence. Solomon shall at all times preserve, renew and keep in full force and effect its corporate existence and rights and maintain in full force and effect all permits, governmental licenses, trademarks, tradenames, approvals, authorizations, leases and contracts which Solomon deems are reasonably necessary to carry on the business as presently or proposed to be conducted. Solomon shall provide Pinetree, with thirty (30) days prior written notice of any of the following occurrences: (i) annual shareholder meeting, or
(ii) election for a seat on the Board of Directors.

4.6. Special Bankruptcy Provisions. Solomon hereby agrees that if Solomon shall:

         a. file with any bankruptcy court or be the subject of any petition under Title 11 of the U.S. Code, as amended;

         b. be the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended;

         c. file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors;

         d. seek, consent to, or acquiesce in the appointment of any trustee, receiver, conservator, or liquidator; or

         e. be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against Solomon for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, that any such event shall constitute an Event of Default hereunder (provided, however, that in any such case, if the same is dismissed or vacated within 30 days of being instituted, then any such default shall be deemed cured), and
Solomon: (i) agrees that it will not contest, object to, or interpose any defense, all of which are waived, with respect to any motion by Pinetree seeking

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relief from any automatic stay imposed by Section 362 of Title 11 of the U.S.
Code, as amended, or from any other stay or suspension of remedies imposed in any other manner with respect to the exercise of the rights and remedies otherwise available to Pinetree with respect to the Collateral under the Settlement Documents, and (ii) acknowledges and stipulates that Solomon cannot provide Pinetree with adequate protection (as that term is defined in Section 361 of the Bankruptcy Code) and therefore it will not use or seek approval for continued use of, any of Pinetree's cash collateral (as that term is defined in Section 363 of the Bankruptcy Code), including any of the Collateral.

4.7. TCI covenants that on and after the date of execution of this MOU and until the Obligations are indefeasibly paid and satisfied in full that, except as expressly modified hereby, TCI shall continue to observe and maintain compliance with all covenants, representations and warranties of TCI expressly set forth in this MOU and the TCI Security Agreement. The covenants of TCI in this Section 4 deal with (a) actions which TCI has agreed to take, (b) certain obligations which TCI has agreed to assume, and (c) certain events that may transpire, from the date of execution of this MOU and until full satisfaction of the Obligations.

4.8. TCI hereby covenants and agrees, in consideration for the accommodations contained herein, as follows:

         a. To the extent not prohibited by law, TCI will provide copies of the following to Pinetree promptly after receipt thereof by TCI: (i) written offers to purchase any type or class of TCI's stock; (ii) written commitment letters for financing and investment in TCI or any of TCI's subsidiary entities, and
(iii) copies of TCI's written response to each such offer to purchase TCI stock, or commitment letter for financing and investment, including proposed revisions, substitutes or counteroffers, promptly upon TCI giving such response. Prior to providing such copies, TCI shall be permitted to redact the names and addresses of the parties and correspondents, and Pinetree agrees to treat as confidential the information included in such copies in accordance with terms and conditions of the Non-Disclosure Agreement attached hereto as Attachment 4.8(a), which TCI and Pinetree shall execute no later than five (5) business days after the Effective Date.

         b. Unless TCI is then a publicly listed company, TCI shall disclose to Pinetree the material terms, including the identity of any new investor (except the identity of investors, if any, who impose disclosure restrictions on TCI), of the purchase and issuance of any type or class of TCI's stock within fifteen
(15) business days following the closing of any such purchase or issuance. Pinetree agrees to treat as confidential such terms and names in accordance with the terms and conditions of the Non-Disclosure Agreement, a form of which is attached hereto as Attachment 4.8(a).

         c. TCI will provide Pinetree with copies of any and all mailings, notices, distributions or any other documents provided by TCI to all of TCI's shareholders, relating to TCI's business, including, but not limited to, notices of annual meetings and any and all communication from any member of management, or any member of TCI's Board of Directors, intended to be disseminated to TCI's shareholders.

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         d. TCI hereby covenants and agrees in consideration for the accommodations contained herein that TCI shall not, directly or indirectly, at any time, disparage or defame the commercial, business or financial reputation of Pinetree, Pinetree Capital Corp., Pinetree's investee companies, subsidiaries or affiliates, or Pinetree and Pinetree Capital Corp.'s officers, directors or agents, in any form or medium.

4.9. Further Assurances. TCI hereby agrees to take all such actions and to execute and/or deliver to Pinetree all such documents, assignments, financing statements and other documents, as Pinetree may reasonably require from time to time, to effectuate and implement the purposes of this Agreement.

4.10. Financial Statements. TCI shall keep proper books and records in which true and complete entries shall be made, in accordance with Section 3.2(g) of this MOU, of all dealings or transactions of or in relation to the Collateral and TCI's business. TCI shall furnish or cause to be furnished to Pinetree, within seventy five (75) days after the Effective Date, a copy of its compiled, unaudited financial statements (including balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders' equity) for the year ending December 31, 2002, or its audited financial statements, if any exist. TCI, for each fiscal quarter and fiscal year, from the date hereof until the Obligations are paid in full and satisfied, shall cause Solomon to provide copies of TCI's compiled, unaudited statements (including balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders' equity), or its audited financial statements, in accordance with
Section 4.4 of this MOU.

4.11. Maintenance of Existence. TCI shall at all times preserve, renew and keep in full force and effect its corporate existence and rights and maintain in full force and effect all permits, governmental licenses, trademarks, tradenames, approvals, authorizations, leases and contracts which TCI deems are reasonably necessary to carry on the business as presently or proposed to be conducted. TCI shall provide Pinetree, with thirty (30) days prior written notice of any of the following occurrences: (i) annual shareholder meeting, or (ii) election for a seat on the Board of Directors.

4.12. Special Bankruptcy Provisions. TCI hereby agrees that if TCI shall:

         a. file with any bankruptcy court or be the subject of any petition under Title 11 of the U.S. Code, as amended;

         b. be the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended;

         c. file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors;

         d. seek, consent to, or acquiesce in the appointment of any trustee, receiver, conservator, or liquidator; or

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         e. be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against Solomon for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, that any such event shall constitute an Event of Default hereunder (provided, however, that in any such case, if the same is dismissed or vacated within 30 days of being instituted, then any such default shall be deemed cured, and TCI:
(i) agrees that it will not contest, object to, or interpose any defense, all of which are waived, with respect to any motion by Pinetree seeking relief from any automatic stay imposed by Section 362 of Title 11 of the U.S. Code, as amended, or from any other stay or suspension of remedies imposed in any other manner with respect to the exercise of the rights and remedies otherwise available to Pinetree with respect to the Collateral under the Settlement Documents, and (ii) acknowledges and stipulates that Solomon cannot provide Pinetree with adequate protection (as that term is defined in Section 361 of the Bankruptcy Code) and therefore it will not use or seek approval for continued use of, any of Pinetree's cash collateral (as that term is defined in Section 363 of the Bankruptcy Code), including any of the Collateral.

4.13. Pinetree hereby covenants and agrees in consideration for the accommodations contained herein, that Pinetree shall not, directly or indirectly, disparage or defame the commercial, business or financial reputation of Solomon or TCI, or Solomon's or TCI's customers, subsidiaries or affiliates, in any form or medium.


SECTION 5.        DEFAULTS

5.1. Events of Default. The occurrence of one or more of the following described events is an Event of Default:

         a. Solomon's failure to cure within fifteen (15) business days after receipt of written notice from Pinetree of the occurrence of an Event of Default under the Settlement Documents; or

         b. Solomon's failure to cure within fifteen (15) business days after receipt of written notice from Pinetree of Solomon's breach of any part or subsection of Sections 3.1(a), 3.1(b), 3.1(f), 3.1(g) or 4.2 of this MOU; or

         c. Solomon's failure to cure within fifteen (15) business days after receipt of written notice from Pinetree of a material breach of any other of its representations, warranties, covenants or other undertakings under this MOU or any of the STI Settlement Documents; or

         d. TCI's failure to cure within fifteen (15) business days after receipt of written notice from Pinetree of TCI's breach of any part or subsection of Sections 3.2(a), 3.2(b), 3.2(g), or 4.8 of this MOU; or

         e. TCI's failure to cure within fifteen (15) business days after receipt of written notice from Pinetree of a material breach of any of its representations, warranties or other undertakings under this MOU or the TCI Security Agreement; or

         f. Failure of Solomon to pay all Obligations under the Secured Note on or before the Maturity Date; or

         g. Pinetree's failure to cure within fifteen (15) business days after receipt of written notice from Solomon or TCI of a breach of any of its representations, warranties, covenants or other undertakings under this MOU or any of the Settlement Documents.

5.2. Upon an Event of Default of Solomon or TCI, Pinetree may immediately proceed to enforce all rights and remedies stated in the Settlement Documents, and this MOU, by contract or applicable law, without further notice to Solomon.

5.3. Upon an Event of Default of Pinetree, Solomon or TCI may immediately proceed to enforce all rights and remedies stated in the Settlement Documents, and this MOU, by contract or applicable law, without further notice to Pinetree.

SECTION 6.        MISCELLANEOUS

6.1. All capitalized terms used herein and not defined herein shall have the meaning ascribed to such term in the Settlement Documents.

6.2. This MOU may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute but one and the same instrument.

6.3. This MOU shall not be modified or amended except by an instrument in writing signed by duly authorized representatives of the parties.

6.4. Pinetree, Solomon and TCI each warrant that the terms and conditions of this MOU were fully read and understood and that they constitute the entire agreement between the parties.

6.5. If any one or more provisions of this MOU shall be found to be illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.6. This MOU may not be assigned by either party except without the express written approval of the other. This MOU shall be binding upon and inure to the benefit of the respective successors and assigns of the parties, except as otherwise herein provided.

6.7. In the event of a breach of this MOU by a party hereto, the non-breaching party shall be entitled to all rights and remedies available at law or in equity including, without limitation, specific performance and shall be entitled to seek relief in the federal and state courts of, or located in the State of Maryland and the parties hereto consent to the jurisdiction and venue of said federal and state courts.

6.8. All of the covenants, agreement, representations and warranties contained in the Settlement Documents and this MOU shall bind the parties hereto and successors and assigns.

6.9. Waiver of Jury Trial. Solomon, TCI and Pinetree each hereby waives any and all rights either of them may have to a jury trial in connection with any litigation commenced by or against any of the parties to this MOU with respect to rights and obligations of the parties hereto under this MOU or under the Settlement Documents.

6.10. Governing Law; Exclusive Jurisdiction. This Agreement shall be governed by the laws of the State of Maryland, without regard to the conflict of laws provisions thereof. Solomon, TCI and Pinetree each irrevocably consent to the exclusive jurisdiction of the State of Maryland and the United States District Court for the District of Maryland, Northern Division, in any and all actions and proceedings whether arising hereunder or under this MOU or the Settlement Documents. Solomon, TCI and Pinetree each irrevocably agrees to service of process by certified mail return receipt requested to the principal office address for such party, which addresses are as follows. Any party to this MOU may change its principal office by providing written notice to the other parties.

                  If to Solomon or TCI:

                  Solomon Technologies, Inc.
                  P.O. Box 314
                  7375 Benedict Avenue
                  Benedict, Maryland. U.S.A. 20612
                  Attention: David E. Tether
                  Telefax; 301-274-0573
                  e-mail: ewhel@aol.com

                  If to the Pinetree:

                  Pinetree (Barbados) Inc.
                  c/o Ward, Patel & Co.
                  The Gables
                  Haggat Hall
                  St. Michael
                  Barbados
                  Attention: Gordon Murphy
                  Tel: 246.435.2001
                  Fax: 246.437.5366
                  with a copy to:

                  Pinetree Capital Corp.
                  The Exchange Tower
                  130 King Street West
                  Suite 2810
                  P.O. Box 47
                  Toronto Ontario Canada
                  M5X lA9
                  Attention: Larry Goldberg
                  Telefax: (416) 941-1090
                  e-mail:  goldberg@pinetreecapital.com

6.11. Release of Pinetree. As a material inducement to Pinetree to enter into this MOU, Solomon and TCI (a) except for the obligations of Pinetree expressly set forth in the Settlement Documents, do hereby remise, release, acquit, satisfy and forever discharge Pinetree, Pinetree Capital Corp. and Genevest, Inc., and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns, from any and all manner of debts, accounting, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, which Solomon and TCI have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Agreement with respect to any matters, transactions, occurrences, agreement, actions, or events arising out of, in connection with or relating to any and all dealings, transactions, matters or occurrences between Solomon and TCI, on the one hand, and Pinetree on the other, including but not limited to the Notes or the Term Sheet between Pinetree Capital Corp. and Solomon, dated January 8, 2001, the Undertaking and Agreement dated January 19, 2001, and the Convertible Promissory Note Extension dated January 30, 2002; and (b) do hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against Pinetree, Pinetree Capital Corp. or Genevest, Inc., or any of their past, present or future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors or assigns, by reason of or in connection with any of the foregoing matters, claims or causes of action. Solomon and TCI each expressly acknowledge and agree that Pinetree's consent to enter into this MOU and the Settlement Documents shall not be construed as an admission of wrongdoing, liability or culpability on the part of Pinetree, Pinetree Capital Corp. or Genevest, Inc., or the existence of any claims of Solomon against Pinetree, Pinetree Capital Corp., or Genevest, Inc.

6.12. Release of Solomon. As a material inducement to Solomon to enter into this MOU, Pinetree (a) except for the obligations of Solomon expressly set forth in the Settlement Documents, does hereby remise, release, acquit, satisfy and forever discharge Solomon and TCI and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns, from any and all manner of debts, accounting, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, which Pinetree has by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Agreement with respect to any matters, transactions, occurrences, agreement, actions, or events arising out of, in connection with or relating to any and all dealings, transactions, matters or occurrences between Solomon or TCI on the one hand, and Pinetree or Pinetree's affiliates on the other hand, including but not limited to the Notes, the Term Sheet between Pinetree Capital Corp. and Solomon, dated January 8, 2001, the Undertaking and Agreement dated January 19, 2001, and the Convertible Promissory Note Extension dated January 30, 2002; and (b) does hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against Solomon or TCI, or any of their past, present or future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors or assigns, by reason of or in connection with any of the foregoing matters, claims or causes of action. Pinetree expressly acknowledges and agrees that neither Solomon's nor TCI's consent to enter into this MOU and the Settlement Documents shall not be construed as an admission of wrongdoing, liability or culpability on the part of Solomon or TCI or the existence of any claims of Pinetree against Solomon or TCI. No later than five (5) business days after the Effective Date, Pinetree shall cause Pinetree Capital Corp. and Genevest, Inc. to sign a General Release of All Claims containing language substantially similar to the document attached hereto as Attachment 6.12.

6.13. Dismissal of Lawsuit. As a material inducement to Solomon to enter into this MOU, immediately upon the execution of this MOU, the parties shall cause a Stipulation of Dismissal With Prejudice to be filed in the Lawsuit.

6.14. Advice of Counsel. Each of the parties acknowledges that it has consulted with independent legal counsel concerning this Agreement and knowingly and voluntarily hereby waives the rights described therein or affected thereby.

         IN WITNESS WHEREOF, Pinetree (Barbados), Inc., Solomon Technologies, Inc. and Town Creek Industries, Inc. have duly executed this Memorandum of Understanding as of the date first written above.


                                        PINETREE (BARBADOS) INC.

                                        /s/ Dr. J. GORDON MURPHY
                                        By: Dr. J. Gordon Murphy
                                        Title: President

                                        PINETREE (BARBADOS) INC.

                                        /s/ LARRY GOLDBERG
                                        By: Larry Goldberg
                                        Title: Director

                                        SOLOMON TECHNOLOGIES, INC.

                                        /s/ DAVID E. TETHER
                                        -------------------
                                        By: David E. Tether
                                        Title: President and CEO

                                        TOWN CREEK INDUSTRIES,INC.,
                                        a wholly owned subsidiary of
                                         Solomon Technologies, Inc.

                                        /s/ DAVID E. TETHER
                                        -------------------
                                        By: David E. Tether
                                        Title:

                             SCHEDULE OF ATTACHMENTS

Attachment 1.1 Form of Secured Note Attachment 2.1 Form of STI Security Agreement Attachment 2.2 Form of TCI Security Agreement Attachment 3.1(a) Solomon Good Standing Certificate Attachment 3.1(b) Resolution of STI Board of Directors Schedule 3.1(d) Solomon Litigation Disclosure Schedule 3.1(e) Solomon Intellectual Property Schedule Schedule 3.1(f) Solomon Taxes Disclosure Attachment 3.2(a) TCI Good Standing Certificate Attachment 3.2(b) Resolution of TCI Board of Directors Schedule 3.2(d) TCI Litigation Disclosure Schedule 3.2(e) TCI Intellectual Property Schedule Schedule 3.2(f) TCI Taxes Disclosure Attachment 3.3(b) Resolution of Pinetree Board of Directors
Attachment 3.3(d) Copies of Pinetree's Redacted Attorney's Invoices Attachment 4.2(a) Form of Non-Disclosure Agreement by Pinetree and Solomon Attachment 4.8(a) Form of Non-Disclosure Agreement by Pinetree and TCI Attachment 6.12 Form of Release by Pinetree Capital Corp. and Genevest, Inc.

                                 SCHEDULE 3.1(d)

                            STI Litigation Disclosure


1. Except for the Lawsuit filed by Pinetree (Barbados), proceedings related to the tax obligations disclosed in Schedule 3.1(f) of this MOU, and the Beller matter described below, there are no pending or threatened proceedings against or affecting Solomon which, if adversely decided, would have a material adverse effect on the business, operations or financial condition of Solomon or on the ability of Solomon to perform its obligations under this MOU or the other Settlement Documents.

2. Beller Dispute. In 2002, Solomon sold a beta motor system to Stuart "Jeff" Beller under the terms of a Beta Sales Agreement. After refusing to purchase and install a larger generator and more powerful batteries, both of which are required to properly power the motor size purchased by Beller, Beller then claims he sailed his boat for a few days down the Intercoastal Waterway, but then had trouble docking his sailboat because the batteries and/or the motor system stopped functioning. When notified, Solomon immediately dispatched a technician to North Carolina, who discovered that Beller's batteries died because of a defective fuse which was part of the generator which powered the motor system. Solomon immediately replaced the fuse and the system functioned. Nonetheless, in contravention of the terms of his Beta Sales Agreement, Beller removed the engine and replaced it with a diesel engine, and began to make outrageous claims to third parties that Solomon's motor system almost killed him, and threatened to sue Solomon. In response, Solomon notified Beller, who also failed to pay the remainder of his bill (about $15,000), that Solomon would impound his boat unless Beller returned the motor system and paid the fees due. Subsequently, Beller's lawyer informed Solomon that Beller does not intend to sue Solomon, but that Beller disputed his obligations to return the motor and pay the fees claimed. Solomon believes it has claims against Beller for, among other things, breach of contract and defamation. If Beller were to sue or countersue Solomon, Solomon believes that it has strong defenses.

                                 SCHEDULE 3.1(e)

                       STI Intellectual Property Schedule

1. Registered & Pending Patents.

COUNTRY                    FILED          SERIAL #          ISSUED        PATENT #         STATUS

METHOD AND APPARATUS FOR PROPELLING A MARINE VESSEL
EUROPEAN PATENT CO         04/29/96       97922660.2                                       Pending

JAPAN                      04/29/97       9-539268                                         Published

UNITED STATES              04/29/96       08/639,436        01/26/99      5,863,228        Issue

WIPO                       04/29/97       PCT/US97/                                        National Phase
                                          07556                                            entered - Chapter
                                                                                           II demand filed
                                                                                           10/27/97

SYSTEM AND APPARATUS FOR A MULTIPLE INPUT AND DUAL OUTPUT ELECTRIC DIFFERENTIAL MOTOR TRANSMISSION DEVICE
JAPAN                      11/04/97       10-523770                                        PUBLISHED

UNITED STATES              11/19/96       08/751,982        12/22/98      5,851,162        ISSUED

WIPO                       11/04/97       PCT/US97/                                        National Phase
                                          20916                                            entered - Chapter
                                                                                           II demand filed
                                                                                           05/20/98

2. Registered and Pending Trademarks (U.S.).

Mark                             FILED       SERIAL #      REG'D       REG #        STATUS

Electric Wheel [and stylized     10/14/97    75372371      12/14/99    2,300,535    Registered
design]

[GRAPHIC OMITTED]


Solomon Technologies [and wave   12/22/97    75408083      N/A         N/A          Pending ITU.  First extension of time
design]                                                                             to file statement of use granted
                                                                                    04/16/03.
[GRAPHIC OMITTED]



Solomon Technologies             11/24/97    75395260      N/A         N/A          Pending ITU.  First extension of time
                                                                                    to file statement of use granted
                                                                                    04/23/03.

3. Registered Copyrights.

         None.

                                 SCHEDULE 3.1(f)

                              STI Taxes Disclosure

1. State.

         Due, but unpaid, Maryland taxes are $27,000 give or take a few hundred, including penalties and interest. The State of Maryland has filed tax liens against STI in both St. Mary's County and Charles County. However, STI has entered into a payment plan with the State of Maryland in connection with such taxes.

         Due, but unpaid, Maryland employment taxes are $3,000, plus interest and penalties. The State of Maryland has filed tax liens against STI in both St. Mary's County and Charles County. However, STI has entered into a payment plan with the State of Maryland in connection with such taxes.


2. Federal.

         Due, but unpaid, federal taxes are $160,000, plus interest and penalties. STI has engaged a law firm (called 20/20) which specializes in negotiating federal tax debt settlements.

                                 SCHEDULE 3.2(d)

                            TCI Litigation Disclosure


Nothing to disclose.

                                 SCHEDULE 3.2(e)

                       TCI Intellectual Property Schedule

1. Registered and Pending Patents.

COUNTRY                    FILED          SERIAL #          ISSUED        PATENT #         STATUS

DUAL-INPUT INFINITE-SPEED INTEGRAL MOTOR AND TRANSMISSION DEVICE
AUSTRALIA                  11/19/91       90067/91          11/19/94      551,644          ISSUED
CANADA                     11-19/91       2,096,842         01/28/03      2,096,642        ISSUED
JAPAN                      11/19/91       4-502318          01/31/03      3,394,771        ISSUED published
                                                                                           for six-month
                                                                                           opposition period
                                                                                           04/7/03
south korea                11/19/91       701571/1993       01/07/99      187697           ISSUED
united States              11/28/90       07/618,934        11/26/91      5,067,932        ISSUED


2. Registered and Pending Trademarks.

         None.


3. Registered Copyrights.

         None.

                                 SCHEDULE 3.2(f)

                              TCI Taxes Disclosure


Nothing to disclose.